UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report:  September 30, 2004
                        (Date of earliest event reported)

                         MERGE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in the charter)

            Wisconsin  	              0-29486			39-1600938
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification No.)


             1126 South 70th Street, Milwaukee, Wisconsin  53214-3151
                     (Address of Principal Executive Offices)

                                  (414) 977-4000
                (Registrant's telephone number, including area code)

                                        N/A
            (Former name or former address, if changed since last report.)

<PAGE 1>


                         SECTION 2 - FINANCIAL INFORMATION


Item 2.02	Results of Operations and Financial Condition
---------------------------------------------------------------

	On October 27, 2004, Merge Technologies Incorporated dba Merge eFilm announced the financial results for its third quarter of its fiscal year 2004.

	A copy of the earnings press release announcing financial results for the third quarter, together with Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2004 and 2003, respectively, as well as Condensed Consolidated Balance Sheet for September 30, 2004 and December 31, 2003, included therein, is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

	(a)	Exhibit

		99.1	Press Release announcing third quarter of fiscal year
			2004 financial results.

<PAGE 2>

                                   SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED



Dated:  October 28, 2004	By:	/s/ Richard A. Linden
				-------------------------------------
				Richard A. Linden,
				President and Chief Executive Officer


				MERGE TECHNOLOGIES INCORPORATED



Dated:  October 28, 2004	By:	/s/ Scott T. Veech
				-------------------------------------
				Scott T. Veech,
				Chief Financial Officer, Treasurer
				  and Secretary

<PAGE 3>

--------------
EXHIBIT 99.1
--------------

[MERGE EFILM LOGO]

NEWS RELEASE
For Immediate Release

Contact:	Scott Veech, Chief Financial Officer
		Richard Linden, President & CEO
		(414) 977-4000


                MERGE EFILM ANNOUNCES THIRD QUARTER 2004 RESULTS
	Record revenues and earnings confirm position as market leading RIS/PACS solution provider; Company increases earnings per share guidance

 	Milwaukee, WI, October 27, 2004 - Merge Technologies Incorporated, d.b.a. Merge eFilm (Nasdaq: MRGE), today announced the financial results for the quarter ended September 30, 2004. Net sales for the quarter ended September 30, 2004, were $9,307,000, an increase of 22% over net sales of $7,619,000 for the quarter ended September 30, 2003. Net sales for the nine months ended September 30, 2004, were $26,851,000, an increase of 33% over net sales of $20,170,000 for the nine months ended September 30, 2003. As of September 30, 2004, deferred revenue was $5,426,000 compared to $3,717,000 as of December 31, 2003, an increase of 46%. As of September 30, 2004, billings in excess of revenues were $2,333,000 compared to $1,381,000 as of December 31, 2003, an increase of 69%. Deferred revenues and billings in excess of revenues represents sales not yet recognized as earned revenue on the Company's income statement to date.

	Gross margin in the quarter ended September 30, 2004, was 66%, compared to 66% in the quarter ended September 30, 2003. Gross margin in the nine months ended September 30, 2004, was 64%, compared to 69% in the nine months ended September 30, 2003. The Company's operating margin, defined as operating income divided by net sales, was 26% in the quarter ended September 30, 2004, compared to 23% in the quarter ended September 30, 2003. The Company's operating margin was 26% in the nine months ended September 30, 2004, compared to 26% in the nine months ended September 30, 2003. For the quarter ended September 30, 2004, operating income was $2,397,000, an increase of 38%, compared to $1,738,000 for the quarter ended September 30, 2003.


<PAGE e1>


For the nine months ended September 30, 2004, operating income was $6,919,000, an increase of 34%, compared to $5,162,000 for the nine months ended September 30, 2003.

	Income tax expense for the nine months ended September 30, 2004 was $2,083,000, a 29% effective rate, compared to $698,000, a 14% effective rate, for the nine months ended September 30, 2003. The effective tax rate for 2004 was positively impacted by a determination this quarter that the Company met the U.S. tax code requirements to exclude from taxation a portion of the profits associated with international sales of the Company's software products. The net effects were reduced tax payments and improved cash flow from operations.

	For the quarter ended September 30, 2004, net income was $2,237,000, generating $0.16 diluted EPS compared to $1,625,000 net income and $0.12 diluted EPS for the quarter ended September 30, 2003. For the nine months ended September 30, 2004, net income was $5,088,000, generating $0.37 diluted EPS compared to $4,342,000 net income and $0.35 diluted EPS for the nine months ended September 30, 2003.

ANALYSIS OF RESULTS:

	"We continue to advance our market-leading position in clinical and business workflow systems, specifically RIS, PACS and RIS/PACS software and professional services, for our target market - imaging centers, small to medium sized hospitals and specialty clinics," said Richard A. Linden, President and CEO. "Third quarter highlights include: new and expanded relationships with imaging centers and national chains, strengthening our product innovation model through customer relationship initiatives, improving our OEM and international VAR business and continuing our investments in quality processes throughout Merge eFilm to provide a foundation for growth. Our success this quarter combined with our growing strength in the imaging center market and a lower effective tax rate forms the foundation for increasing our guidance for earnings per share.

	"Our ability to understand the intricacies of business and clinical workflow within our target market, especially imaging centers, resulted in expanding our relationship with InSight Health and winning an important new contract with Radiologix, Inc. These two contracts are part of the 19 new FUSION(tm) contracts signed this quarter, further reinforcing our leadership position in the RIS/PACS software market with 174 FUSION RIS, PACS and RIS/PACS


<PAGE e2>


customers representing 366 healthcare facilities. In addition to this growth metric, we believe that the success of our direct sales for the quarter is best indicated by combining the increase in billings in excess of revenues with reported earned revenues. We are pleased with the growth in total direct sales and professional services as represented by this indicator, and anticipate our North American distribution strategy to further strengthen through a growing direct sales team, expanding e-marketing and customer outreach initiatives and our deepening relationship with SourceOne Healthcare Technologies.

	"Our relationship with SourceOne continued to build momentum during the quarter through product training initiatives for SourceOne sales staff, refining sales processes, generating sales leads and identifying qualified prospects. We are encouraged by the progress of this distribution relationship and the strength of the SourceOne sales pipeline, and expect to close new business through this distribution channel by year-end, with the full value of the relationship realized in 2005 and beyond.

	"I'm especially encouraged by the performance of our OEM and International VAR business, which delivered strong sequential growth in revenues and improved business development activities. Our European VARs increased their purchases of FUSION PACS software systems, and these systems were installed in a timely fashion to create European reference sites.

	"Representative of our focus on building long-term partnerships with our customers was our Annual User Group Meeting, held in October. More than 110 customers attended the two-day event to discuss our product vision, contribute ideas to FUSION RIS/PACS functional enhancements, attend training sessions on our integrated FUSION RIS/PACS system, guide our thinking on ways to enhance our professional services and brainstorm on strategic business development initiatives. In addition, a Customer Advisory Panel was formed to provide an ongoing format for customer feedback on future product and service direction. Intimate relationships with our customers represent a core business strategy for Merge eFilm, helping us to gauge market acceptance of new product releases and strategic business developments. We are committed to listening to our customers and designing our products and services to best meet their clinical and business challenges. Guided by the deep understanding of our customers needs, our product innovation team made significant progress in the development of new FUSION RIS/PACS features that will accelerate the productivity of our customers, expand the services they offer to their


<PAGE e3>


referring physicians, and enhance the efficiency of radiologists. Many of these new features will be showcased at our industry's largest trade show, the Radiological Society of North America (RSNA) in late November.

	"Quality throughout all our operations remains a key business initiative for Merge eFilm. We increased investments in internal management information systems to improve the efficiency of business operations, which translates into improved service to our customers. Investments in our employees as our most valued asset remain a top priority to ensure we attract and retain the talent needed to deliver high quality products to our customers and provide our customers with exceptional service. Additionally, we continue to meet our internal quality control goals as demonstrated with our successful annual ISO audit that was completed this quarter. These initiatives reflect Merge eFilm's commitment to our employees, product and service quality and the importance of customer satisfaction.

	"We continue to evaluate new products and services that are aligned with the needs of our target market or are synergistic with our core competencies allowing us to more easily expand into new clinical markets. We remain steadfast in our strategic business development evaluation model along with financial discipline to ensure that our investments in new partnerships, technologies or acquisitions deliver appropriate long-term value to both our customers and shareholders.

	"In summary, I am pleased with the brand recognition and reputation we have established among imaging centers ranging from single site facilities owned by entrepreneurial radiologists, to large regional and national imaging center chains, and with the advancements we have made in our OEM/VAR channel. Our strength in providing comprehensive solutions for the clinical and business needs of this particular market, combined with the deepening relationships we are forming with our customers, sets the stage for continued leadership in this market and steady profitable growth. We remain focused on the customer through market-driven products and professional services, committed to our employees as our most important asset, and diligent in balancing near term financial performance with long-term strategic investments that deliver customer and shareholder value," said Linden.


<PAGE e4>


GUIDANCE:

	The Company anticipates market conditions will remain supportive of its approach to an integrated RIS/PACS software product and associated professional services. Our strong financial and operational results to date, improved OEM and International VAR performance, record RIS/PACS backlog and our recent success with national imaging center chains positions the Company to refine its full year 2004 guidance with revenues growing 30% to 35% year over year to a range of $37.5 to $38.5 million, resulting in an increase in our fully diluted EPS to a range of $0.50 to $0.53.


                                          # # #

ABOUT MERGE EFILM
Merge eFilm is a global healthcare software and services company focused on accelerating the productivity of imaging centers, hospitals and clinics with a suite of RIS/PACS software solutions and professional services. For over seventeen years, Merge eFilm has been a leader in integration of radiology workflow to improve productivity, profitability and patient care by fusing business and clinical workflow, and intelligently managing and distributing diagnostic images and information throughout the healthcare enterprise. For additional information, visit our web site at www.merge-efilm.com.


Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. When used in this press release, the words: believes, intends, anticipates, expects, and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, ability to integrate acquisitions, unexpected outcomes to any pending or future litigation, changing economic conditions, credit and payment risks associated with end-user sales, dependence on major customers, dependence on key personnel, and other risk factors detailed in filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


<PAGE e5>


			MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
			CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS(1)
			      (in thousands, except for share data)
					    (unaudited)


					    Three Months Ended		     Nine Months Ended
					       September 30,		       September 30,
					--------------------------	--------------------------
					   2004		   2003		   2004		   2003
					----------	----------	----------	----------

Net sales ...........................	$    9,307	$    7,619	$   26,851	$   20,170
Cost of sales .......................	     3,208	     2,586	     9,599	     6,266
					----------	----------	----------	----------
Gross profit ........................	     6,099	     5,033	    17,252	    13,904
					----------	----------	----------	----------
Operating costs and expenses:
   Sales and marketing ..............	     1,683	     1,669	     5,088	     4,470
   Product research and development .	       559	       566	     1,464	     1,402
   General and administrative .......	     1,258	       901	     3,194	     2,487
   Depreciation and amortization ....	       202	       159	       587	       383
					----------	----------	----------	----------
Total operating costs and expenses ..	     3,702	     3,295	    10,333	     8,742
					----------	----------	----------	----------
Operating income ....................	     2,397	     1,738	     6,919	     5,162
					----------	----------	----------	----------
Total other income (expense) ........	        92	        97	       252	      (122)
					----------	----------	----------	----------
Income before income taxes ..........	     2,489	     1,835	     7,171	     5,040
Income tax expense .................. 	       252	       210	     2,083	       698
					----------	----------	----------	----------

Net income ..........................	$    2,237	$    1,625	$    5,088	$    4,342
					==========	==========	==========	==========

Net income per share - basic ........	$     0.17	$     0.13	$     0.39	$     0.38
					==========	==========	==========	==========
Weighted average number of common
   shares Outstanding - basic .......  	13,039,123	12,233,517	12,964,960	11,158,830
					==========	==========	==========	==========

Net income per share - diluted ......	$     0.16	$     0.12	$     0.37	$     0.35
					==========	==========	==========	==========
Weighted average number of common
   shares Outstanding - diluted .....	13,748,894	13,333,497	13,773,599	12,155,375
					==========	==========	==========	==========


(1)	These condensed consolidated statements of operations should be read
	in conjunction with the Company's Annual Report on Form 10-K for fiscal
	2003 and its Quarterly Report on Form 10-Q for the quarterly period
	ended September 30, 2004 proposed to be filed on or prior to
	November 9, 2004.

<PAGE e6>

              MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
                  CONDENSED CONSOLIDATED BALANCE SHEET(1)
                            (In thousands)
                              (unaudited)


					September 30,	December 31,
					    2004	    2003
					-------------	------------

Cash ..................................	 $     23,977	$     16,871
Accounts receivable, net ..............	       10,254	       8,359
Inventory .............................	        1,094	         893
Deferred tax asset ....................         2,620	       3,541
Other current assets ..................	        1,730	         444
					-------------	------------
	Current assets ................	       39,675	      30,108

Property and equipment, net ...........	        1,424	       1,674
Intangibles, net, and other assets ....	       32,625	      32,113
					-------------	------------
	Total assets ..................	$      73,724	$     63,895
					=============	============

Accounts payable ......................	$       1,346	$      1,294
Other current liabilities .............	        2,124	       1,993
Deferred revenue ......................	        5,426	       3,717
Billings in excess of revenues -
   contracts in progress ..............	        2,333	       1,381
					-------------	------------
	Current liabilities ...........	       11,229	       8,385

Deferred tax liability ................	        2,170	       1,987
					-------------	------------
	Total liabilities .............	       13,399	      10,372


Shareholders' equity ..................	       60,325	      53,523
					-------------	------------
	Total liabilities
	   and shareholders' equity ...	$      73,724	$     63,895
					=============	============


(1)	The condensed consolidated balance sheet should be read in conjunction
	with the Company's Annual Report on Form 10-K for fiscal 2003 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 proposed to be filed on or prior to November 9, 2004.


<PAGE e7>
<END OF DOCUMENT>